Mortgage banking activities (Tables)	12 Months Ended
Dec. 31, 2020
Mortgage Banking [Abstract]
Mortgage Banking Activities
	Years ended December 31,
(In thousands)	2020	2019	2018
Mortgage servicing fees, net of fair value adjustments:
Mortgage servicing fees	$43,234	$46,952	$49,532
Mortgage servicing rights fair value adjustments	(42,055)	(27,430)	(8,477)
Total mortgage servicing fees, net of fair value adjustments	1,179	19,522	41,055
Net gain on sale of loans, including valuation on loans held for sale	31,215	18,817	9,424
Trading account (loss) profit:
Unrealized (losses) gains on outstanding derivative positions	-	-	(253)
Realized (losses) gains on closed derivative positions	(10,586)	(6,246)	2,576
Total trading account (loss) profit	(10,586)	(6,246)	2,323
Losses on repurchased loans, including interest advances [1]	(11,407)	-	-
Total mortgage banking activities	$10,401	$32,093	$52,802
[1]

The Corporation, from time to time, repurchases delinquent loans from its GNMA servicing portfolio, in compliance with Guarantor guidelines, and may incur in losses related to previously advanced interest on delinquent loans. During the quarter ended September 30, 2020 the Corporation repurchased $687.9 million of GNMA loans and recorded a loss of $10.5 million for previously advanced interest on delinquent loans. Effective for the quarter ended September 30, 2020, the Corporation has determined to present these losses as part of its Mortgage Banking Activities, which were previously presented within the indemnity reserves on loans sold component of non-interest income. The amount of these losses for prior years were considered immaterial for reclassification.